                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):      MAY 9, 2002



                           RESTORATION HARDWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

000-24261                                                        68-0140361
(Commission                                                     (IRS Employer
File Number)                                                 Identification No.)



15 KOCH ROAD, SUITE J, CORTE MADERA, CALIFORNIA                         94925
     (Address of Principal Executive Offices)                         (Zip Code)



                                 (415) 924-1005
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

              On May 9, 2002, we issued a press release announcing our sales results for the first quarter of fiscal 2002. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

Exhibit No.        Description
-----------        -----------

99.1 Press Release, dated May 9, 2002, regarding the registrant's sales results for the first quarter of fiscal 2002.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RESTORATION HARDWARE, INC.



Dated:  May 9, 2002                    By: /s/ Kevin W. Shahan
                                          --------------------------------------
                                          Kevin W. Shahan, Vice President and
                                          Chief Financial Officer
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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1 Press Release, dated May 9, 2002, regarding the registrant's sales results for the first quarter of fiscal 2002.